GOODWILL	6 Months Ended
Jun. 30, 2022
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill	GOODWILL
Goodwill is the excess of cost over the estimated fair value of net assets acquired. As at June 30, 2022, the Company had $176 million in goodwill which was related to the Direct Insurance segment. There is no accumulated impairment balance associated with goodwill. The Company performs a goodwill impairment analysis annually as of December 31, and more frequently if facts and circumstances indicate that goodwill may be impaired.
The reconciliation of the carrying value of goodwill is in the following table:

AS AT AND FOR THE SIX MONTHS ENDED JUN. 30 US$ MILLIONS	2022	2021
Cost
Balance, beginning of period	$—	$—
Acquisition from business combination	176	—
Impairment	—	—
Balance, end of period	$176	$—